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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     January 12, 2000 (January 11, 2000)







                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


         Delaware                                              04-3164298
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                             Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                        75252-5613
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (972) 733-6200






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
Item 5.  Other Events.

     On January 11, 2000, American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced that a group of its bondholders filed a petition yesterday with the United States Bankruptcy Court in Delaware asking the court to place the Company in an involuntary Chapter 11. The Company has 20 days to respond to this petition and is not currently operating in Chapter 11.

This press release is incorporated herein as Exhibit 99.035

Exhibit

99.35 Press release by the Company dated January 11, 2000.







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         American Pad & Paper Company



January 11, 2000                         /s/ David N. Pilotte
Date                                     David N. Pilotte
                                         Vice President and Corporate Controller
                                         Principal Accounting Officer




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                                                                  Exhibit 99.035
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News Release


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For Immediate release                                     CONTACT: Mark Lipscomb
                                                                  (972) 733-5415

        AMERICAN PAD & PAPER RESPONDS TO INVOLUNTARY CHAPTER 11 PETITION
                         FILED BY COMPANY'S BONDHOLDERS

             Dallas, January 11, 2000 - American Pad & Paper Company (OTCBB:AMPP) (AP&P) announced that a group of its bondholders filed a petition yesterday with the United States Bankruptcy Court in Delaware asking the court to place the Company in an involuntary Chapter 11. The Company has 20 days to respond to this petition and is not currently operating in Chapter 11.

         "While I am disappointed by the action taken, the Company will continue to explore ways to reach a consensual resolution with its banks and bondholders. We are prepared to pursue any alternative to protect the rights of all the Company's stakeholders in response to this bondholder action," said James W. Swent III, Chief Executive Officer of the Company. "The Company is exploring with its bondholders the possibility of having this involuntary petition dismissed. The Company will also consider converting this petition to a voluntary Chapter 11 reorganization if necessary and is confident of arranging alternative financing to ensure the liquidity required to continue to provide quality products and service to our customers. Our bank group has expressed a desire to support the company in the future and we are currently reviewing all our financing alternatives."

         The Company will continue to work toward the goal of debt reduction through asset sales. Lazard Freres, the Company's financial advisor, has received several indications of interest regarding the Williamhouse division and other business assets. The Company is actively reviewing these inquiries.

         American Pad & Paper Co., which invented the legal pad in 1888, is a leading manufacturer and marketer of paper-based office products in North America. Product offerings include envelopes, writing pads, file folders, machine papers, greeting cards and other office products. The key operating divisions of the Company are Williamhouse, AMPAD, and Creative Card. Company revenues in 1998 were $662 million, additional information is available on the Company's Website at http://www.americanpad.com.

         This release contains forward-looking statements relating to future results. Actual results may differ significantly from these statements due to risk factors including, but not limited to the following: changing business and economic conditions; changes in customer order patterns, including loss of key customers, order cancellations or reduced sales; price and product competition; manufacturing risks; raw material availability and price changes; excess or obsolete inventory; the loss of key personnel and new product development, including acceptance of new products. Additional information, which could affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.